UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)   April 7, 2005


                           ASTRATA GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


                000-32475                           84-1408762
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        (Commission File Number)         (IRS Employer Identification No.)


1801 Century Park East, Suite 1830, Los Angeles, California        90067-2320
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        (Address of Principal Executive Offices)                   (Zip Code)


                                 (310) 282-8646
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, If Changed Since Last Report)

                            SECTION 8 -- OTHER EVENTS

Item 8.01  Other Events

      On April 7, 2005, the registrant announced that it has signed definitive agreements to raise in excess of $3 million gross proceeds from a private placement of its common stock and warrants to institutional and accredited investors. The funding is expected to occur by the end of this week and will be used for general corporate purposes, repayment of certain short-term debt, and working capital. The private placement was made by Astrata with Rodman & Renshaw, LLC and Westminster Securities Corporation acting as the co-placement agents.

      A copy of Astrata's press release is attached hereto as Exhibit 99.1.


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

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 7, 2005                    ASTRATA GROUP INCORPORATED


                                        By: /s/ Anthony Harrison
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                                            Anthony Harrison
                                            Chief Executive Officer


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